[LOGO] OCEAN STATE
                               TAX EXEMPT FUND


                           REPORT OF THE PRESIDENT
                              October 31, 2000

      This year the fixed-income market is on a pace to outperform the equity market for the first time since 1992. Economic reports consistently indicate that the economy is cooling down from its rapid growth of recent years and stock prices have fallen. The Federal Reserve appears done with its program of interest rate hikes, which manifested itself in five separate rate increases over the past year. This is good news for bond owners as rising rates can erode the value of existing fixed-income debt. In fact, it is now more likely that the Federal Reserve's next move will be a reduction in rates. Such a move would be welcome news to bond owners and Ocean State Tax-Exempt Fund ("the Fund") shareholders alike.

      How has the Fund fared in this environment? During the fiscal year the Fund's net asset value rose from $10.12 to $10.25 while the dividend distribution dipped to $0.49 per share down from $0.53 per share in 1999. Overall, the Fund's total rate of return on net asset value was 6.22% during the year. Comparatively, the benchmark Lehman Brothers Municipal Bond Index rose 8.51% while equities, represented by the Standard & Poor's 500 Index, rose 6.78% during the trailing twelve months. However, more recent equity market performance has generated negative Standard & Poor's 500 Index total annual return numbers (-4.22% at 11/30/00 trailing twelve months).

      Despite the rise in interest rates, it has been nearly impossible to replace Ocean State's maturing and pre-refunded higher coupon debt with issues of similar yield without sacrificing quality and safety. We've worked to emphasize the safety of the Fund by continually increasing credit quality (which now stands at 67.31% Aaa/AAA) while maintaining an intermediate maturity of 11.7 years.

      The flattening of the yield curve that occurs beyond twenty years provides little incentive to extend the maturity of the Fund's portfolio beyond the current 11.7 years. Significantly extending the portfolio's maturity would increase the yield, but it would also increase the volatility of the Fund's net asset value or price, a trade-off we do not believe is in the shareholder's best interest. We've worked to balance the structure of the portfolio in a way that provides as high a level of current income, exempt from Federal income tax and Rhode Island income tax, as is consistent with preservation of capital.

      An investment in the Fund may not be as "exciting" as an equity market investment, but in times of stock market weakness and economic uncertainty municipal bonds provide a measure of stability. Ocean State is structured to be a conservative long-term investment for Rhode Island residents looking to reduce their income tax burden. Though past performance cannot guarantee future results, when Ocean State's ten year total rate of return of 5.81% on the offering price is combined with the Fund's tax advantages, the track record is solid. We are proud of these results and we will work to improve on this standard in the future.

                                       Very truly yours,


                                       /s/ Alfred B. Van Liew


                                       Alfred B. Van Liew
                                       President and Chairman of the
                                       Board of Trustees


                         OCEAN STATE TAX EXEMPT FUND
                        INVESTMENT PERFORMANCE REVIEW
                           as of October 31, 2000
                                 (unaudited)


                                                             Prior
                                   November 1, 1999       Fiscal Year      November 1, 1995    November 1, 1990
                                        through              Ended              through             through
                                   October 31, 2000    October 31, 1999    October 31, 2000    October 31, 2000
                                   ----------------    ----------------    ----------------    ----------------

Total Rate of Return(b)
  Based on:
    Net Asset Value                      6.22%              (0.66%)              4.61%               6.25%
    Offering Price                       1.99%              (4.67%)              3.75%               5.81%


                                         As of               As of
                                   October 31, 2000    October 31, 1999
                                   ----------------    ----------------

30-day Current Yield
  Based on:
    Net Asset Value                      4.33%               4.91%
    Offering Price                       4.16%               4.72%

30-day Tax-Equivalent Yield (a)
  Based on:
    Net Asset Value                      6.85%               7.77%
    Offering Price                       6.58%               7.47%

(a) For 2000, shareholders were subject to a combined Federal and State tax rate of 36.78% (31% Federal, 27% State).
(b)   Past performance is no guarantee of future results.

      The Ocean State Tax Exempt Fund has placed a high priority on capital preservation while at the same time striving for competitive after-tax investment returns. The Fund has maintained the weighted average maturity of the portfolio at 11.7 years as of October 31, 2000.

      The average quality rating of the investments, in the following table was Aa/AA (Moody's and Standard & Poor's bond rating services).

                         Portfolio Quality Analysis


                        % of Total Portfolio
                        --------------------
                         as of       as of
           Rating       10/31/00    10/31/99
           ------       --------    --------

           Aaa/AAA       67.31%      66.85%
           Aa/AA         22.45%      22.26%
           A              8.61%       9.33%
           Baa/BBB        1.63%       1.56%
           Not Rated         0%          0%

      The Fund will continue its policy of seeking the highest tax advantaged yields available, consistent with maintaining quality and diversification objectives.


                         OCEAN STATE TAX EXEMPT FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                           as of October 31, 2000


                                   ASSETS

Investments at value (identified cost $ 35,970,478) (Note 1A)              $36,881,348
Cash                                                                           195,060
Interest receivable                                                            538,261
Receivable for Capital Stock sold                                                5,000
Prepaid expenses                                                                 3,400
                                                                           -----------
      Total Assets                                                         $37,623,069

                                 LIABILITIES

Distribution payable to shareholders                                       $    52,230
Accrued management fees                                                         19,097
Payable for Capital stock redeemed                                              26,106
                                                                           -----------
      Total Liabilities                                                         97,433
                                                                           -----------
      Net Assets                                                           $37,525,636
                                                                           ===========

Net Assets consist of:
Shares of beneficial interest at par ($.01/share)                          $    36,613
Additional paid-in capital (Note 4)                                         36,591,013
Accumulated net realized loss on investment transactions                       (12,860)
Net unrealized appreciation of investments                                     910,870
                                                                           -----------
Total-Representing Net Assets at Value for 3,661,309 Shares Outstanding    $37,525,636
                                                                           ===========

Computation of Net Asset Value & Offering Price:
Net Assets                                                                 $37,525,636
Divided by number of shares outstanding                                      3,661,309
Net asset value                                                            $     10.25
                                                                           ===========
Offering price                                                             $     10.68
                                                                           ===========



                     See Notes to Financial Statements.


                         OCEAN STATE TAX EXEMPT FUND
                           STATEMENT OF OPERATIONS
                     For the year ended October 31, 2000


Investment Income
Interest income (Note 1B)                                          $2,221,766
Expenses:
  Adviser fees (Note 2)                                 132,225
  Administrator fees (Note 2)                            94,447
  Auditing fees                                          31,300
  Transfer agent fees                                    37,925
  Legal fees and expenses                                47,716
  Distribution expenses (Note 5)                         33,286
  Trustees fees and expenses                             20,750
  Shareholder reports                                     5,097
  Custody                                                13,007
  Pricing fees                                            3,605
  Miscellaneous expenses                                  2,095
  Insurance                                               1,500
  Registration fees                                         919
                                                        -------
                                                        423,872
                                                                   ----------
          Net Investment Income                                    $1,797,894

Realized and Unrealized Loss on Investments
Net Realized Gain on Investments                         28,581
Net Change in Unrealized Appreciation of Investments    450,572
                                                        -------
Net Realized and Unrealized Gain on Investments                       479,153
                                                                   ----------
Net Increase in Net Assets Resulting from Operations               $2,277,047
                                                                   ==========


                     See Notes to Financial Statements.


                         OCEAN STATE TAX EXEMPT FUND
                     STATEMENTS OF CHANGES IN NET ASSETS


                                                               Fiscal Year         Fiscal Year
                                                                  Ended               Ended
                                                            October 31, 2000    October 31, 1999
                                                            ----------------    ----------------

Increase (Decrease) in Net Assets Resulting from:
Operations:
  Net investment income                                       $ 1,797,894         $ 2,075,697
  Net realized gain (loss) on investments                          28,581             (41,442)
  Change in unrealized appreciation (depreciation) of
   investments                                                    450,572          (2,307,737)
                                                              -------------------------------
  Net increase (decrease) in net assets resulting from
   operations                                                   2,277,047            (273,482)

Dividends and distributions to shareholders from:
  Net investment income ($.49 per share in 2000 and $.53
   per share in 1999)                                          (1,797,894)         (2,075,697)
  Capital gain ($.01 per share in 1999)                                 0             (41,828)
  Net decrease from fund share transactions (Note 4)           (2,907,482)           (902,687)
                                                              -------------------------------
      Total decrease in net assets                             (2,428,329)         (3,293,694)

NET ASSETS:
  Beginning of year                                            39,953,965          43,247,659
                                                              -------------------------------
  End of year                                                 $37,525,636         $39,953,965
                                                              ===============================


                     See Notes to Financial Statements.


                         OCEAN STATE TAX EXEMPT FUND
                            FINANCIAL HIGHLIGHTS
               For a share outstanding throughout each period.

      The following data includes selected data and other performance information derived from the financial statements.


                                              Fiscal      Fiscal      Fiscal      Fiscal      Fiscal
                                               Year        Year        Year        Year        Year
                                              Ended       Ended       Ended       Ended       Ended
                                             10/31/00    10/31/99    10/31/98    10/31/97    10/31/96
                                             --------    --------    --------    --------    --------

Per Share Operating Performance:
Net Asset Value, Beginning of Year           $ 10.12     $ 10.71     $ 10.69     $ 10.53     $ 10.59
Net investment income                            .49         .53         .56         .57         .56
Net realized and unrealized gain (loss)
 on securities                                   .13        (.58)        .03         .16        (.06)
                                             -------------------------------------------------------
Total from Investment Operations                 .62        (.05)        .59         .73         .50
                                             -------------------------------------------------------

Less Distributions:
Dividends from net investment income            (.49)       (.53)       (.56)       (.57)       (.56)
                                             -------------------------------------------------------
Distribution from net realized gains            (.00)       (.01)       (.01)       (.00)       (.00)
                                             -------------------------------------------------------
Total Distributions                             (.49)       (.54)       (.57)       (.57)       (.56)
                                             -------------------------------------------------------
Net Asset Value, End of Year                 $ 10.25     $ 10.12     $ 10.71     $ 10.69     $ 10.53
                                             =======================================================

Total investment return at Net Asset
 Value(a)                                       6.22%       (.66)%      5.46%       6.97%       4.89%
Ratios and Supplemental Data:
Net Assets, End of Year (000's omitted)      $37,526     $39,954     $43,248     $41,626     $42,456
Ratio of expenses to average net assets         1.12%        .94%        .94%        .99%        .98%
Ratio of net investment income to average
 net assets                                     4.76%       4.91%       5.07%       5.25%       5.31%
Portfolio turnover                              4.71%      13.19%      10.30%       2.27%      13.30%
Fund expenses per share                          .12         .10         .10         .11         .10
Net investment income per share                  .49         .53         .56         .57         .56

(a)   Total investment return does not reflect sales load.


                     See Notes to Financial Statements.


                         OCEAN STATE TAX EXEMPT FUND
                        NOTES TO FINANCIAL STATEMENTS
                              October 31, 2000

NOTE 1 Significant Accounting Policies

      VLC Trust (the Trust) is a Massachusetts business trust organized on August 1, 1986 and registered under the Investment Company Act of 1940, as amended, as a non diversified, open-end management investment company. The Declaration of Trust permits the Trustees to create additional portfolios (funds). As of October 31, 2000 there is only one fund, Ocean State Tax Exempt Fund (the Fund). The objective of the Fund is to seek to provide as high a level of current income, exempt from Rhode Island and Federal income taxes, as is consistent with preservation of capital. The Fund invests primarily in obligations which pay interest exempt from Rhode Island and Federal income taxes. The Fund commenced operations on December 8, 1986.

      At October 31, 2000, 96.92% of the Fund's net assets are invested in Rhode Island municipal securities. Economic changes effecting the state in certain of its public bodies and municipalities may affect the ability of the issuer to pay the required principal and interest payments of the municipal securities. In order to reduce risk associated with such factors on October 31, 2000, 63.26% of the portfolio of investments have credit enhancements backing them which the Fund relies on, such as: letters of credit, insurance, or guarantees. MBIA provides the largest total enhancements for the Fund, representing 22.61% of the portfolio.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      A) Security Valuation: Debt securities are valued on the basis of valuations furnished by a pricing service since such valuations are believed to reflect the fair value of such securities. Valuations used by the Fund may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue and other local market conditions. Securities having an original maturity of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts. Other securities are appraised in good faith at fair value using methods determined by the Trustees and applied on a consistent basis. The Trustees monitor the valuation of the Fund's municipal bonds through receipt of periodic reports from the Adviser.

      B) Security Transactions and Related Investment Income: Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. The specific identification method is used for determining net realized gains and losses for both financial statement and Federal income tax purposes.

      C) Federal Income Taxes: The Fund's policy is to comply with the provisions of subchapter M of the Internal Revenue Code available to regulated investment companies and distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for Federal income tax or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for Federal income tax purposes, because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

      D) Distributions to Shareholders: Dividends from net investment income are declared daily and distributed monthly. Capital gains distributions, if any, are declared and distributed annually. For the year ended October 31, 2000, the Fund paid no capital gains. 100% of the income dividends paid by the Fund are exempt from Federal and Rhode Island income taxes.

NOTE 2 Advisory and Administrative Services and Other Affiliated
Transactions

      Van Liew Capital Inc. is the Adviser and the Administrator to the Fund. The Fund pays Van Liew Capital Inc. at the following annual rates for the adviser and administrator services, respectively:

            .35 and .25 of 1% of the first $200 million of average daily net assets.
            .30 and .20 of 1% of average daily net assets over $200 million.

      The Fund does not pay fees to Trustees affiliated with the Adviser or to any of its officers. The Fund pays Trustees who are not interested persons of the Fund an annual retainer plus $250 per meeting attended. The annual retainer at October 31, 2000 was $2,000.

      Legal fees and expenses of $47,716 were paid to a firm of which the Fund's Secretary is a partner.

      During the year ended October 31, 2000, the Distributor received $2,827 in commissions as a result of Fund share sales.

NOTE 3 Investment Transactions

      During the year ended October 31, 2000 purchases and sales of investment securities, other than short-term investments, aggregated $1,757,396 and $4,667,352, respectively. The aggregate cost of investments for Federal income tax purposes is substantially the same as the aggregate cost for financial statement purposes. At October 31, 2000, gross unrealized appreciation on investment securities was $1,189,196 and gross unrealized depreciation on investment securities was ($278,326).

NOTE 4 Shares of Beneficial Interest

      The authorized capital of the Fund consists of unlimited number of shares of beneficial interest with par value of one cent per share. Transactions in shares of beneficial interest and in dollars were as follows:


                                                      Shares        Amount
                                                      ------        ------

      Balance at 10/31/98                           4,037,808    $40,472,328
      Shares sold                                     391,381      4,134,236
      Shares issued in reinvestment of dividends       87,346        911,455
      Shares redeemed                                (566,825)    (5,948,378)
                                                    ------------------------
      Net decrease                                    (88,098)      (902,687)
                                                    ------------------------
      Balance at 10/31/99                           3,949,710    $39,569,641
                                                    ========================
      Shares sold                                     268,371    $ 2,729,715
      Shares issued in reinvestment of dividends      105,404      1,067,876
      Shares redeemed                                (662,176)    (6,705,073)
                                                    ------------------------
      Net decrease                                   (288,402)    (2,907,482)
                                                    ------------------------
      Balance at 10/31/00                           3,661,309    $36,662,159
                                                    ========================

NOTE 5 Distribution Plan

      The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 (the Rule) of the Investment Company Act of 1940 (the Act). The Rule provides in substance that the Fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a plan adopted under the Rule. Under the Plan, the Fund is authorized to pay for the printing of all prospectuses, statements of additional information and reports and notices to shareholders, even those which are not sent to existing shareholders. The Fund paid $33,286 under the Plan during fiscal 2000.


                         OCEAN STATE TAX EXEMPT FUND
                          PORTFOLIO OF INVESTMENTS
                           as of October 31, 2000


                                                                              Ratings
Principal                                                                     Moody's/            Value
  Amount                                                               Standard & Poor's (b)    (Note 1)
---------                                                              ---------------------    --------

MUNICIPAL SECURITIES (98.28%)(a)
Rhode Island General Obligation and Revenue (51.73%)(a)
$  500,000    Barrington School District 5.00%, 10/1/14                        Aa-3/NR        $   485,625
   100,000    Bristol General Obligation 7.00%, 12/1/08                         A-3/NR            102,198
   120,000    Bristol General Obligation MBIA Insured 6.00%, 12/15/10          Aaa/AAA            124,200
   250,000    Bristol General Obligation MBIA Insured 5.05%, 8/15/06           Aaa/AAA            254,375
   300,000    Burrillville General Obligation MBIA Insured 5.75%, 10/15/17     Aaa/AAA            307,125
   200,000    Burrillville General Obligation FGIC Insured 5.70%, 5/1/11       Aaa/AAA            210,500
    75,000    Central Falls General Obligation 7.90%, 7/1/02                  Baa-3/NR             75,051
   130,000    Coventry General Obligation Pre-refunded U.S. T FGIC
               Insured 7.25%, 11/1/10                                          Aaa/AAA            132,600
   460,000    Cranston General Obligation MBIA Insured 5.00%, 6/15/02          Aaa/AAA            465,175
    50,000    Cumberland General Obligation 5.25%, 9/1/04                       A-3/NR             51,812
   165,000    Cumberland General Obligation MBIA Insured 5.70%, 10/1/11        Aaa/AAA            169,445
   175,000    Cumberland General Obligation MBIA Insured 5.70%, 10/1/12        Aaa/AAA            179,651
   300,000    East Providence General Obligation MBIA Insured 5.70%,
               5/15/10                                                         Aaa/AAA            316,875
   135,000    Jamestown General Obligation CGIC Insured 7.00%, 3/15/07         Aaa/AAA            136,296
   250,000    Kent County Water Auth. MBIA Insured 6.35%, 7/15/14              Aaa/AAA            264,062
   355,000    Lincoln General Obligation MBIA Insured 5.50%, 8/15/10           Aaa/AAA            366,094
   300,000    Lincoln General Obligation FGIC Insured 5.60%, 8/1/12             Aaa/NR            312,000
   100,000    Narragansett General Obligation MBIA Insured 5.30%,
               9/15/09                                                         Aaa/AAA            102,875
   210,000    Newport General Obligation MBIA Insured 6.50%, 8/15/06           Aaa/AAA            217,186
   100,000    Newport General Obligation Pre-refunded U.S. T 6.80%,
               4/15/09                                                          A-1/NR            103,036
   100,000    Newport General Obligation Pre-refunded U.S. T 6.80%,
               4/15/10                                                          A-1/NR            103,036
    75,000    North Kingstown General Obligation 6.70%, 12/15/05                A-1/NR             82,312
    80,000    North Kingstown General Obligation 6.80%, 12/15/06                A-1/NR             89,500
    80,000    North Kingstown General Obligation Pre-refunded U.S. T
               6.30%, 7/15/07                                                   A-1/NR             82,610
   120,000    North Providence General Obligation MBIA Insured 6.00%,
               10/01/09                                                        Aaa/AAA            125,100
   100,000    Pawtucket General Obligation Pre-refunded U.S. T MBIA
               Insured 6.75%, 9/15/08                                          Aaa/AAA            103,983
   500,000    Pawtucket General Obligation CGIC Insured 6.00%, 3/15/15         Aaa/AAA            523,750
   500,000    Pawtucket General Obligation CGIC Insured 6.00%, 3/15/11         Aaa/AAA            530,000
   500,000    Pawtucket General Obligation CGIC Insured 6.00%, 3/15/13         Aaa/AAA            528,125
   500,000    Pawtucket General Obligation CGIC Insured 6.00%, 3/15/12         Aaa/AAA            529,375
   200,000    Providence Public Bldg. Auth. FSA Insured 5.10%, 12/15/08        Aaa/AAA            204,000
   200,000    Providence Public Bldg. Auth. Pre-refunded U.S. T 7.30%,
               12/1/08                                                        Baa-2/NR            209,956
   300,000    Providence Public Bldg. Auth. Pre-refunded U.S. T 7.30%,
               12/1/09                                                        Baa-2/NR            314,934
   500,000    Providence Public Bldg. Auth. CGIC Insured 7.25%, 12/15/10       Aaa/AAA            511,625
   150,000    Providence Public Bldg. Auth. MBIA Insured 5.50%, 12/15/13       Aaa/AAA            154,687
   500,000    Providence Public Bldg. Auth. AMBAC Insured 5.125%,
               12/15/14                                                        Aaa/AAA            495,625
   185,000    Providence Public Bldg. Auth. FSA Insured 5.00%, 12/15/18        Aaa/AAA            174,825
   500,000    Providence Redevelopment Auth. AMBAC Insured 5.30%,
               4/1/12                                                          Aaa/AAA            510,625
   100,000    South Kingston General Obligation AMBAC Insured 5.00%,
               11/15/08                                                        Aaa/AAA            102,000
   700,000    Warwick General Obligation MBIA Insured 6.60%, 11/15/06          Aaa/AAA            740,250
    35,000    Westerly Dunn's Corner Fire District Unlimited Tax
               Assessment 7.80%, 6/1/03                                         A-1/NR             35,744
    35,000    Westerly Dunn's Corner Fire District Unlimited Tax
               Assessment 7.85%, 6/1/04                                         A-1/NR             37,406
   800,000    Rhode Island Clean Water Pre-refunded U.S. T MBIA Insured
               6.50%, 10/1/06                                                   NR/AAA            844,456
   150,000    Rhode Island Clean Water MBIA Insured 5.30%, 10/1/07             Aaa/AAA            154,687
   650,000    Rhode Island Depositors Economic Protection Corp. MBIA
               Insured 6.55%, 8/1/10                                           Aaa/AAA            735,912
   215,000    Rhode Island Depositors Economic Protection Corp. CAPMAC
               Guaranteed 6.375%, 8/1/22                                       Aaa/AAA            239,725
   250,000    Rhode Island Depositors Economic Protection Corp. Escrowed
               to Maturity 5.75%, 8/1/21                                      Baa-1/A-            259,375
   500,000    Rhode Island Economic Development Corp. Airport Revenue
               FSA Insured 5.25%, 7/1/12                                       Aaa/AAA            506,875
   395,000    Rhode Island Economic Development Corp. Airport Revenue
               FSA Insured 5.25%, 7/1/13                                       Aaa/AAA            399,444
   545,000    Rhode Island Economic Development Corp. Airport Revenue
               FSA Insured 5.25%, 7/1/14                                       Aaa/AAA            547,725
   250,000    Rhode Island Economic Development Corp. Airport Revenue
               FSA Insured 5.00%, 7/1/18                                       Aaa/AAA            236,563
   100,000    RI COPS MBIA Insured 5.375%, 10/1/16                             Aaa/AAA            100,375
   300,000    Rhode Island Lease Participation Certificate Shepard Bldg.
               AMBAC Insured 5.125%, 6/1/12                                    Aaa/AAA            300,000
   750,000    Rhode Island Turnpike Authority 5.35%, 12/1/17                       A/A            732,188
   125,000    Rhode Island Public Building Auth. AMBAC Insured 5.20%,
               2/1/06                                                          Aaa/AAA            127,344
   150,000    Rhode Island Public Building Auth. AMBAC Insured 5.25%,
               2/1/10                                                          Aaa/AAA            152,063
   150,000    Rhode Island Port Auth. Pre-refunded U.S. T AMBAC Insured
               6.50%, 6/1/08                                                   Aaa/AAA            162,188
   500,000    Rhode Island Refunding Bond Authority AMBAC Insured
               5.25%, 2/1/10                                                   Aaa/AAA            511,875
   250,000    Rhode Island Student Loan Auth. Gtd. Std. Lns. 6.20%,
               12/1/09                                                          Aaa/NR            252,500
   250,000    Rhode Island General Obligation FGIC Insured 7.00%,
               7/15/04                                                         Aaa/AAA            270,625
     5,000    Rhode Island General Obligation 7.50%, 6/15/05                  Aa-3/AA-              5,013
   300,000    Rhode Island General Obligation FGIC Insured 5.125%,
               7/15/14                                                         Aaa/AAA            297,375
   500,000    Rhode Island General Obligation MBIA Insured 5.75%,
               8/1/15                                                          Aaa/AAA            516,875
 1,000,000    Rhode Island General Obligation FGIC Insured 5.50%,
               9/1/16                                                          Aaa/AAA          1,012,500
   250,000    Rhode Island Cons. Cap. Dev. FGIC Insured 5.00%, 9/1/16          Aaa/AAA            239,063
   250,000    Rhode Island Cons. Cap. Dev. FGIC Insured 5.00%, 9/1/15          Aaa/AAA            240,938
                                                                                              -----------
               Total Rhode Island General Obligation and Revenue                              $19,411,333

Rhode Island Health & Education Building Corporation (28.25%)(a)
$  150,000    Board of Governors CGIC Insured 6.125%, 9/15/10                  Aaa/AAA        $   157,313
   195,000    Board of Governors CGIC Insured 6.15%, 9/15/11                   Aaa/AAA            204,506
   220,000    Brown University 5.40%, 9/1/18                                  Aa-1/AA+            219,450
   375,000    Brown University 6.00%, 9/1/10                                  Aa-1/AA+            379,223
   100,000    Brown University 4.75%, 9/1/12                                  Aa-1/AA+             97,750
   200,000    Brown University 5.90%, 9/1/14                                  Aa-1/AA+            208,750
   400,000    Brown University 5.00%, 9/1/19                                  Aa-1/AA+            373,000
   400,000    Bryant College MBIA Insured 6.50%, 6/1/05                        Aaa/AAA            419,000
   100,000    Bryant College MBIA Insured 5.95%, 6/1/07                        Aaa/AAA            103,625
   100,000    Bryant College MBIA Insured 6.20%, 6/1/13                        Aaa/AAA            103,875
   355,000    Roger Williams College Connie Lee Insured Pre-refunded
               U.S. T 6.50%, 11/15/08                                          Aaa/AAA            375,856
   195,000    Roger Williams College Connie Lee Insured 6.50%,
               11/15/08                                                        Aaa/AAA            204,506
   355,000    Roger Williams College Connie Lee Insured Pre-refunded
               U.S. T 6.625%, 11/15/11                                         Aaa/AAA            376,744
   195,000    Roger Williams College Connie Lee Insured 6.625%,
               11/15/11                                                        Aaa/AAA            206,213
 1,290,000    South County Hospital Pre-refunded U.S. T 7.25%,
               11/1/11                                                          NR/AAA          1,339,020
   500,000    Salve Regina College Connie Lee Insured 6.25%, 3/15/13            NR/AAA            523,125
  300,000    Salve Regina College Pre-refunded U.S. T Connie Lee Insured
               6.30%, 3/15/20                                                   NR/AAA            309,375
  525,000    Johnson & Wales College Connie Lee Insured 5.75%, 4/1/12           NR/AAA            543,375
  750,000    Johnson & Wales College MBIA Insured 5.00%, 4/1/29                Aaa/AAA            665,625
  500,000    St. Antoine Residence Pre-refunded U.S. T 6.75%, 11/15/18         Aa-3/NR            540,625
  500,000    St. Antoine Residence 6.125%, 11/15/18                            Aa-3/NR            501,250
  575,000    Kent County Hospital MBIA Insured 7.00%, 7/1/10                   Aaa/AAA            594,418
  200,000    Memorial Hospital MBIA Insured 6.50%, 7/1/04                      Aaa/AAA            209,500
  400,000    Miriam Hospital Pre-refunded U.S. T 6.35%, 4/1/08                    NR/A            423,500
  400,000    Newport Hospital 5.25%, 7/1/19                                      A-/A+            343,500
  300,000    Rhode Island Hospital FGIC Insured 6.70%, 8/15/04                 Aaa/AAA            310,743
  600,000    Women & Infants Hospital CGIC Insured 6.55%, 9/1/13               Aaa/AAA            630,000
  100,000    United Methodist Elder Care LOC-Fleet Bank 7.50%, 11/1/14             A/A            106,875
  125,000    New England Tech Inst. Connie Lee Insured 6.00%, 3/1/15            NR/AAA            129,844
                                                                                              -----------
              Total Rhode Island Health & Education Building Corporation                      $10,600,586

Rhode Island Housing & Mortgage Finance Corporation (16.25%)(a)
$    5,000    9.30%, 7/1/04, FGIC Insured                                      Aaa/AAA        $     5,002
    20,000    7.625%, 10/1/04                                                  Aa-2/AA             20,181
   200,000     5.65%, 10/1/07                                                     NR/A            204,500
   300,000    7.60%, 10/1/20                                                      NR/A            306,000
   345,000    7.50%, 10/1/11                                                  Aa-2/AA+            354,201
   200,000    5.70%, 4/1/15                                                   Aa-2/AA+            204,000
   400,000    5.00%, 10/1/16                                                  Aa-2/AA+            388,000
   500,000    5.75%, 4/1/17                                                   Aa-2/AA+            506,250
   200,000    6.25%, 4/1/17                                                   Aa-2/AA+            207,250
   110,000    7.95%, 10/1/20                                                      NR/A            110,963
   345,000    7.55%, 10/1/22                                                  Aa-2/AA+            354,277
   300,000    6.50%, 10/1/22                                                  Aa-2/AA+            309,000
 1,250,000    6.70%, 10/1/15                                                  Aa-2/AA+          1,317,187
   250,000    5.40%, 10,1/16                                                  Aa-2/AA+            250,625
   500,000    6.15%, 4/1/17                                                   Aa-2/AA+            511,875
   750,000    5.40%, 10/1/17                                                  Aa-2/AA+            729,375
   300,000    6.50%, 4/1/27                                                   Aa-2/AA+            307,500
    10,000    6.85%, 4/1/27                                                   Aa-2/AA+             10,118
                                                                                              -----------
              Total Rhode Island Housing & Mortgage Finance Corporation                       $ 6,096,304

$  250,000    Mobil Oil 6.00%, 11/1/14                                         Aaa/AAA        $   262,500
                                                                                              -----------
              Total Rhode Island Industrial Facilities Corporation                            $   262,500
                                                                                              -----------
              TOTAL RHODE ISLAND BONDS (96.92%)(a)                                            $36,370,723

Puerto Rico Bonds (1.36%)(a)
$  500,000    Puerto Rico Municipal Finance Auth. FSA Insured, 5.50%,
               7/1/17                                                          Aaa/AAA        $   510,625
                                                                                              -----------
              TOTAL PUERTO RICO BONDS (1.36%)(a)                                              $   510,625
                                                                                              -----------
              TOTAL INVESTMENTS (Cost $35,970,478)(95.86%)(a)                                 $36,881,348
                                                                                              -----------

(a) Percentages indicated are based on net assets of $37,525,636 at October 31, 2000 (total investments plus cash and receivables less liabilities) which corresponds to a net asset value per share of $10.25.
(b) These municipal securities meet the four highest ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corp. or where not rated, are determined by the Fund to be of comparable quality within the guidelines approved by the directors. The ratings indicated are the most current available. When bonds are rated differently by Moody's and S&P, the higher rating has been reported. The rating NR means it is not rated by Moody's or S&P. Certain securities have credit enhancement features backing them. Without these enhancement features the securities may or may not meet the quality standards of other securities purchased by the Fund. (See
      Note 1)
(c)   Abbreviations used:
          AMBAC    -American Municipal Bond Assurance Corp.
          CGIC     -Capital Guaranty Insurance Co.
          FGIC     -Financial Guaranty Insurance Co.
          FSA      -Financial Security Assurance Inc.
          MBIA     -Municipal Bond Investors Assurance Corp.
          LOC      -Letter of Credit
          BIG      -Bond Investors Guaranty (subsidiary of MBIA)
          SBA      -Small Business Administration
          CAPMAC   -Capital Markets Assurance Corp.


                     See Notes to Financial Statements.


                         OCEAN STATE TAX EXEMPT FUND
              REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of VLC Trust and Shareholders of Ocean State Tax Exempt
Fund

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Ocean State Tax Exempt Fund (the "Fund") (a portfolio of the VLC Trust), as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ocean State Tax Exempt Fund, at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                       /s/ Ernst & Young LLP


Boston Massachusetts
November 24, 2000


Investment Adviser & Administrator
  Van Liew Capital Inc.
  One Regency Plaza, Suite One
  Providence, Rhode Island 02903

Distributor
  Van Liew Securities, Inc.
  One Regency Plaza, Suite One
  Providence, Rhode Island 02903

Custodian
  PFPC Trust Company
  8800 Tinicum Boulevard
  Philadelphia, Pennsylvania 19153

Transfer Agent
  PFPC, Inc.
  P.O. Box 8871
  Wilmington, Delaware 19899-8871

Independent Auditors
  Ernst & Young LLP
  200 Clarendon Street
  Boston, MA 02116-5072

Counsel
  Hinckley, Allen & Snyder
  1500 Fleet Center
  Providence, Rhode Island 02903

Trustees
  Alfred B. Van Liew, Chairman
  Milton C. Bickford, Jr.
  Michael E. Hogue
  Alice M. Macintosh
  John H. St. Sauveur
  Thomas R. Weschler,
   Vice Admiral, US Navy, Retired

Officers
  Alfred B. Van Liew, President
  Samuel H. Hallowell, Vice President
  Joseph J. Healy, Vice President
  Kevin M. Oates, Treasurer
  Margaret D. Farrell, Secretary


                             [LOGO] OCEAN STATE
                               TAX EXEMPT FUND

                        (The Portfolio of VLC Trust)




                                Annual Report
                              October 31, 2000




                           Interest income exempt
                           from Federal and Rhode
                           Island income taxes
                           from quality municipal
                           bonds.